FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-4	MI Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	5	1,469,092.86	0.96	5.346	651	86.04
5.501 - 6.000	25	6,793,033.30	4.46	5.879	666	88.00
6.001 - 6.500	75	19,456,962.99	12.78	6.342	657	87.71
6.501 - 7.000	150	37,134,349.65	24.39	6.852	635	87.78
7.001 - 7.500	136	31,202,237.09	20.49	7.305	627	87.91
7.501 - 8.000	161	33,190,944.65	21.80	7.808	599	88.88
8.001 - 8.500	67	13,914,679.93	9.14	8.261	589	88.49
8.501 - 9.000	37	6,709,260.29	4.41	8.766	560	86.63
9.001 - 9.500	13	1,792,096.80	1.18	9.232	558	86.76
9.501 - 10.000	5	581,360.61	0.38	9.726	543	84.94

Total:	674	152,244,018.17	100.00	7.282	621	88.02

Min: 5.125
Max: 9.920
Weighted Average: 7.282

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

50,000.01 - 100,000.00	42	3,393,629.12	2.23	7.899	620	88.32
100,000.01 - 150,000.00	115	14,669,137.66	9.64	7.654	611	88.80
150,000.01 - 200,000.00	142	24,726,878.36	16.24	7.514	625	88.51
200,000.01 - 250,000.00	121	27,205,189.25	17.87	7.243	625	88.07
250,000.01 - 300,000.00	99	27,297,139.86	17.93	7.166	624	87.87
300,000.01 - 350,000.00	89	28,796,528.93	18.91	7.140	622	88.34
350,000.01 - 400,000.00	40	14,961,656.05	9.83	7.121	608	87.00
400,000.01 - 450,000.00	24	10,232,008.94	6.72	7.076	625	87.02
450,000.01 - 500,000.00	2	961,850.00	0.63	6.869	581	82.59

Total:	674	152,244,018.17	100.00	7.282	621	88.02

Min: $52,142.19
Max: $499,850.00
Average: $225,881.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	347	71,408,952.24	46.90	7.492	601	88.19
ARM 2/28 - 24 mo. IO	245	64,235,125.70	42.19	7.096	636	87.87
Fixed 30 yr	55	10,305,465.68	6.77	7.191	641	87.14
ARM 3/27	12	2,352,114.73	1.54	7.124	622	89.11
ARM 3/27 - 36 mo. IO	7	2,006,139.80	1.32	6.473	664	90.34
Fixed 30 yr - 60 mo. IO	5	1,318,199.49	0.87	7.138	677	87.84
Fixed 15 yr	3	618,020.53	0.41	7.560	663	87.44

Total:	674	152,244,018.17	100.00	7.282	621	88.02

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	611	140,002,332.47	91.96	7.289	619	88.09
Fixed	63	12,241,685.70	8.04	7.204	646	87.23

Total:	674	152,244,018.17	100.00	7.282	621	88.02

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	MI Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	674	152,244,018.17	100.00	7.282	621	88.02

Total:	674	152,244,018.17	100.00	7.282	621	88.02

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	127	26,351,375.34	17.31	7.311	624	88.67
3	348	78,465,606.46	51.54	7.271	623	88.06
4	188	44,636,129.83	29.32	7.277	617	87.68
5	6	1,596,041.82	1.05	7.573	627	85.85
6	3	736,169.49	0.48	7.971	549	87.70
7	1	252,743.79	0.17	5.380	594	85.00
8	1	205,951.44	0.14	6.720	514	84.66

Total:	674	152,244,018.17	100.00	7.282	621	88.02

Min: 2
Max: 8
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	674	152,244,018.17	100.00	7.282	621	88.02

Total:	674	152,244,018.17	100.00	7.282	621	88.02

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	247	58,041,356.55	38.12	7.325	606	84.48
85.01 - 90.00	380	84,984,469.39	55.82	7.227	630	89.69
90.01 - 95.00	43	8,732,070.64	5.74	7.525	628	94.62
95.01 - 100.00	4	486,121.59	0.32	7.557	683	100.00

Total:	674	152,244,018.17	100.00	7.282	621	88.02

Min: 80.65
Max: 100.00
Weighted Average: 88.02

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	MI Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	17	3,811,455.10	2.50	8.360	510	85.30
520 - 539	27	5,965,989.07	3.92	8.097	528	85.50
540 - 559	40	9,252,325.50	6.08	7.918	553	87.18
560 - 579	71	16,212,782.61	10.65	7.671	570	87.91
580 - 599	99	22,162,656.34	14.56	7.391	589	88.13
600 - 619	97	21,048,826.80	13.83	7.200	609	88.27
620 - 639	96	21,322,746.78	14.01	7.224	629	88.13
640 - 659	65	14,359,727.81	9.43	7.133	649	88.22
660 - 679	58	13,640,477.83	8.96	6.990	670	88.68
680 - 699	47	11,246,600.77	7.39	6.692	688	88.43
700 - 719	24	5,767,234.36	3.79	6.705	708	89.33
720 - 739	15	4,275,415.20	2.81	6.755	728	87.63
740 - 759	9	1,575,023.08	1.03	6.587	750	89.55
760 - 779	6	1,124,440.05	0.74	6.518	765	89.72
780 - 799	3	478,316.87	0.31	6.731	790	84.72

Total:	674	152,244,018.17	100.00	7.282	621	88.02

Min: 500
Max: 796
NZ Weighted Average: 621

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	409	99,966,607.64	65.66	7.224	616	87.52
Purchase	231	47,240,280.34	31.03	7.371	631	89.17
Rate/Term Refinance	34	5,037,130.19	3.31	7.606	623	87.29

Total:	674	152,244,018.17	100.00	7.282	621	88.02

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	513	116,975,069.94	76.83	7.238	619	87.87
PUD	85	17,604,423.65	11.56	7.416	623	88.77
Condo	54	11,869,489.31	7.80	7.486	621	88.96
3-4 Family	10	3,286,600.22	2.16	7.288	646	85.88
Duplex	12	2,508,435.05	1.65	7.449	650	88.34

Total:	674	152,244,018.17	100.00	7.282	621	88.02

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	360	79,373,268.51	52.14	7.078	617	88.54
Stated	309	71,777,159.81	47.15	7.507	625	87.44
Limited	5	1,093,589.85	0.72	7.435	635	88.56

Total:	674	152,244,018.17	100.00	7.282	621	88.02

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	MI Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	592	136,577,358.67	89.71	7.280	615	87.96
Non-Owner Occupied	60	10,686,995.89	7.02	7.283	680	88.19
Second Home	22	4,979,663.61	3.27	7.344	644	89.28

Total:	674	152,244,018.17	100.00	7.282	621	88.02

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	42	7,344,465.15	4.82	7.235	630	87.95
California	259	76,249,515.52	50.08	7.093	621	87.52
Colorado	1	85,577.24	0.06	5.700	759	85.00
Connecticut	3	784,687.91	0.52	7.375	604	90.13
Florida	75	14,397,212.01	9.46	7.633	620	88.14
Hawaii	4	1,424,826.54	0.94	6.894	635	87.90
Illinois	97	19,792,853.42	13.00	7.584	620	88.59
Indiana	3	391,687.64	0.26	7.264	678	96.90
Kansas	3	697,334.02	0.46	7.604	605	90.00
Louisiana	2	244,062.18	0.16	7.808	574	93.22
Michigan	2	309,911.60	0.20	6.767	660	87.43
Minnesota	33	6,293,550.85	4.13	6.888	631	88.09
Missouri	13	2,000,817.62	1.31	7.282	622	89.59
Nevada	18	4,061,371.70	2.67	7.317	614	88.49
Oklahoma	6	921,445.30	0.61	7.582	612	89.61
Oregon	9	1,843,240.62	1.21	7.612	620	89.50
Tennessee	2	291,396.42	0.19	7.486	578	87.16
Texas	78	10,873,175.39	7.14	7.744	615	88.48
Utah	7	1,211,973.97	0.80	7.210	615	88.52
Washington	10	1,978,079.46	1.30	7.499	622	89.45
Wisconsin	7	1,046,833.61	0.69	7.507	636	88.93

Total:	674	152,244,018.17	100.00	7.282	621	88.02

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	137	27,522,901.03	18.08	7.633	622	88.66
12	27	7,030,148.22	4.62	7.433	641	88.06
24	446	104,711,428.81	68.78	7.212	616	87.88
36	64	12,979,540.11	8.53	7.025	645	87.81

Total:	674	152,244,018.17	100.00	7.282	621	88.02

Loans with Penalty: 81.92

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	MI Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.501 - 2.000	1	112,224.48	0.08	8.500	608	90.00
3.001 - 3.500	1	160,000.00	0.11	7.220	601	89.39
3.501 - 4.000	19	2,869,282.80	2.05	7.643	618	89.15
4.001 - 4.500	10	1,545,569.27	1.10	7.560	629	89.33
4.501 - 5.000	2	668,500.00	0.48	7.720	617	85.16
5.501 - 6.000	496	114,215,293.64	81.58	7.228	624	88.17
6.001 - 6.500	60	14,669,424.85	10.48	7.541	583	87.52
6.501 - 7.000	22	5,762,037.43	4.12	7.542	601	87.44

Total:	611	140,002,332.47	100.00	7.289	619	88.09

Min: 2.000
Max: 6.750
Weighted Average (>0): 5.980

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	4	1,031,342.86	0.74	5.332	638	86.48
11.501 - 12.000	11	2,711,661.34	1.94	5.857	663	87.96
12.001 - 12.500	30	6,677,301.94	4.77	6.298	645	87.64
12.501 - 13.000	73	17,563,777.45	12.55	6.634	634	88.49
13.001 - 13.500	91	21,896,459.13	15.64	6.862	632	87.91
13.501 - 14.000	186	41,776,299.86	29.84	7.339	616	88.23
14.001 - 14.500	117	27,029,033.50	19.31	7.665	614	88.12
14.501 - 15.000	68	15,432,902.92	11.02	8.123	591	87.91
15.001 - 15.500	22	4,291,855.51	3.07	8.570	589	88.40
15.501 - 16.000	8	1,405,547.96	1.00	9.017	585	86.29
16.001 - 16.500	1	186,150.00	0.13	9.220	574	85.00

Total:	611	140,002,332.47	100.00	7.289	619	88.09

Min: 11.125
Max: 16.220
Weighted Average (>0): 13.762

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	5	1,469,092.86	1.05	5.346	651	86.04
5.501 - 6.000	24	6,513,663.49	4.65	5.874	668	88.13
6.001 - 6.500	63	16,268,062.58	11.62	6.342	652	87.93
6.501 - 7.000	137	34,295,207.40	24.50	6.851	634	87.91
7.001 - 7.500	123	28,515,165.11	20.37	7.302	624	87.94
7.501 - 8.000	152	31,835,137.51	22.74	7.811	598	88.84
8.001 - 8.500	63	13,366,601.35	9.55	8.263	588	88.43
8.501 - 9.000	30	5,869,782.94	4.19	8.770	555	86.49
9.001 - 9.500	11	1,493,221.04	1.07	9.224	543	86.79
9.501 - 10.000	3	376,398.19	0.27	9.794	526	85.00

Total:	611	140,002,332.47	100.00	7.289	619	88.09

Min: 5.125
Max: 9.920
Weighted Average (>0): 7.289

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	MI Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	359	73,761,066.97	52.69	7.480	602	88.22
1.500	252	66,241,265.50	47.31	7.077	637	87.95

Total:	611	140,002,332.47	100.00	7.289	619	88.09

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.237

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	611	140,002,332.47	100.00	7.289	619	88.09

Total:	611	140,002,332.47	100.00	7.289	619	88.09

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

16	1	205,951.44	0.15	6.720	514	84.66
17	1	252,743.79	0.18	5.380	594	85.00
18	3	736,169.49	0.53	7.971	549	87.70
19	5	1,500,849.64	1.07	7.469	626	85.58
20	168	40,289,069.49	28.78	7.301	612	87.63
21	301	68,520,454.98	48.94	7.303	620	88.11
22	113	24,138,839.11	17.24	7.306	625	88.75
32	6	1,277,668.84	0.91	6.988	640	89.14
33	8	2,310,496.41	1.65	6.480	655	89.83
34	5	770,089.28	0.55	7.585	604	90.13

Total:	611	140,002,332.47	100.00	7.289	619	88.09

Min: 16
Max: 34
Weighted Average: 21

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.